UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 16, 2006
Forrester Research, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other juris- diction of incorporation	(Commission on File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (617) 613-6000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1 Agreement with Robert W. Davidson

Item 1.01  Entry into a Material Definitive Agreement.
     A subsidiary of the Registrant has entered into an agreement with Robert W. Davidson, President Forrester EMEA (Europe, Middle East, Africa) regarding his termination of employment on June 30, 2006. The agreement provides for a severance payment of 227,802 euros to be paid to Mr. Davidson within one month after his employment terminates, either as a lump sum payment or in the form of an annuity, as Mr. Davidson elects in accordance with the terms of the agreement.
Item 9.01.  Financial Statements and Exhibits
(c) Exhibits
10.1.   Agreement between Forrester Research B.V. and Robert W. Davidson dated March 16, 2006 *

*	Management contract or compensatory plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2006	FORRESTER RESEARCH, INC.
	By:	/s/ Warren Hadley
Warren Hadley
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)